John Hancock Funds III
Supplement dated 11-23-11 to the current Class I shares Prospectus
In the “Your account — Who can buy shares” section, the following amends and restates the existing bulleted information:
• Clients of financial intermediaries who: (i) charge such clients a fee for advisory, investment, consulting or similar services; or (ii) have entered into an agreement with John Hancock Funds to offer Class I shares through a no-load program or investment platform
• Retirement and other benefit plans
• Endowment funds and foundations
• Any state, county or city, or its instrumentality, department, authority or agency
• Accounts registered to insurance companies, trust companies and bank trust departments
• Any entity that is considered a corporation for tax purposes
• Investment companies, both affiliated and not affiliated with the adviser
• Fund trustees and other individuals who are affiliated with the fund and other John Hancock funds
You should read this Supplement in conjunction with the Prospectus and retain it for future reference.